AMAG Pharmaceuticals Second Quarter 2019 Financial Results August 7, 2019 © 2019 AMAG Pharmaceuticals, Inc. All© rights 2019 reservedAMAG Pharmaceuticals, Inc. All rights reserved 1

Forward-Looking Statements This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, AMAG’s expectations for its product and product candidate portfolio, including the anticipated regulatory and clinical trial timelines for AMAG’s product candidates, including ciraparantag and AMAG-423; beliefs about novel pipeline assets being the future value drivers of the company; AMAG’s beliefs regarding the market share and further commercial opportunity for Feraheme; beliefs regarding the impact of changes to AMAG’s copay program on Intrarosa’s gross to net revenues; beliefs about Intrarosa’s market share and commercial opportunity; AMAG’s beliefs regarding the market share and commercial opportunity for the Makena products; beliefs regarding the effect of AMAG’s withdrawal of the intramuscular Makena product from the market; AMAG’s beliefs regarding payer and physician support of the Makena auto-injector; AMAG’s beliefs regarding the results of the Makena PROLONG trial and expectations and plans for the Company’s meeting with the FDA’s Advisory Committee; characterizations of and beliefs about study and market data for the Company’s products and product candidates; AMAG’s beliefs regarding the market share and commercial opportunity for Vyleesi; AMAG’s expectations regarding the efficacy of its direct-to-consumer campaign and Early Experience initiative for Vyleesi; AMAG’s expectations regarding the efficacy of its planned salesforce promotion for Vyleesi; AMAG’s beliefs regarding the clinical development timeline for ciraparantag, including the timing of AMAG’s planned Phase 3a clinical trial; beliefs about the revenues driven by the continued growth of Feraheme, the Makena auto-injector and Intrarosa; beliefs about the effect of the Vyleesi commercial launch on revenues; AMAG’s accomplishments and second quarter financial results, including the market share captured by AMAG’s products and such products’ performance; AMAG’s 2019 goals, 2019 financial guidance, including forecasted GAAP operating loss and non-GAAP adjusted EBITDA, and key inputs and drivers thereof; expectations related to development milestone payments from a development partner in light of such partners notice of intent to terminate the related agreement, and beliefs about the strength of AMAG’s balance sheet and expectations to transform the Company’s profile in 2019 (including the key goals in connection therewith) are based on management’s current expectations and beliefs and are forward‐looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward‐looking statements. Such risks and uncertainties include, among others, challenges with commercialization efforts of AMAG’s portfolio of products and product candidates, including any impact from its recent restructuring initiative; the risk that the Makena brand will incur reputational harm as result of the recently disclosed study results, which could harm AMAG’s ability to retain or regain market share and could further negatively impact sales; the risk that the Makena franchise is currently dependent exclusively on sales from the Makena auto-injector product following AMAG’s withdrawal of the Makena IM product from the market; and those risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10‐K for the year ended December 31, 2018 and subsequent filings with the SEC, which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward‐looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward‐looking statements. AMAG Pharmaceuticals®, the logo and designs, and "Feraheme® are registered trademarks of AMAG Pharmaceuticals, Inc. VyleesiTM is a trademark of AMAG Pharmaceuticals, Inc. Makena® is a registered trademark of AMAG Pharma USA, Inc. Intrarosa® is a registered trademark of Endoceutics, Inc. Other trademarks referenced in this report are the property of their respective owners. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 2

Cautionary Disclosure Regarding AMAG’s Long-term Outlook AMAG has made forward looking estimates of its long-term outlook, including that it will be adjusted EBITDA neutral by 2020. AMAG’s growth trajectory and expectations for adjusted EBITDA on a multi-year timeframe are based on a strategy of maximizing commercial product opportunities to fund investments in new products, with various assumptions, including certain assumptions about the progression and approval of AMAG’s product candidates. In addition to the risk factors and forward-looking statements disclosed above, these estimates involve risks and uncertainties related to: (i) the success of AMAG’s development pipeline; (ii) an increased focus on durable assets; (iii) ongoing efforts to leverage clinical development capabilities against later-stage, lower-risk development opportunities which are themselves subject to considerable risk; (iv) the cash-flows required to the fund AMAG’s evolving business model, including its development efforts; (v) the uncertain and highly speculative commercial potential of therapeutic areas of interest; and (vi) external pricing / reimbursement. The purpose of this adjusted EBITDA estimate is not to provide financial guidance or forecasts, but rather to illustrate AMAG’s current growth model based on current plans for the advancement of Vyleesi, ciraparantag and AMAG-423 and potential future portfolio expansion. These estimates include assumptions based on current circumstances with respect to, among other things, (A) design, enrollment, timing and successful execution of clinical trials, (B) anticipated timetables for regulatory filings and related reviews and potential approvals of products, and approved indications, (C) cost and timing for development efforts and commercial launches, (D) forecasted volumes and pricing and (E) the performance of AMAG’s commercialized products. Additional risk factors include, among others, (i) the risk that AMAG’s commercial products will not achieve the level of revenues needed to support AMAG’s research and development efforts, including because such efforts require greater costs than anticipated or because such revenues fall short of expectations, (ii) the speculative nature of the addressable market for the indications being pursued for AMAG’s product candidates, (iii) the risk that the FDA will not approve AMAG’s product candidates for commercial use on the expected timeframe, for the anticipated indications, uses and label, or at all, and (iv) the risk that AMAG will not be able to continue to execute on its business plan. There can be no assurance that all or any of the assumptions and estimates built into our long-term models will prove correct, and we caution you not to place undue reliance on such statements and the overall progression of revenue or adjusted EBITDA for our products, as the timing of regulatory approvals, clinical study results, commercial launch, supply availability, competition, volume and pricing may turn out to be significantly different from our current estimates. You are strongly encouraged to read those risks and uncertainties identified above and in AMAG’s filings with the SEC. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 3

Agenda 1 Q2-2019 Highlights and Recent Developments 2 Q2-2019 Financial Overview 3 Vyleesi Launch 4 Development Pipeline and Closing Remarks 5 Q&A © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 4

Promoted Products Continue to Grow SC Auto-Injector Quarterly Market Share1 Record Revenues & Market Share2 Highest Market Share Since Launch3 5.0% Revenues % % 54 63 YoY: up 12% 4.5% TRx QoQ: grew more than 5% 4.0% NRx 3.5% Market share 3.0% Q1-2019 Q2-2019 17.2% 2Q-2019 avg. market share Jan Feb Mar Apr May Jun $41.0 $42.1 $37.8 $40.0 5.3% 8.5% Quarterly Net $4.4 $4.9 Revenues 11.4% Q1-2019 2Q-2019 Q1-2019 Q2-2019 Q1-2019 Q2-2019 1 Makena SC auto-injector market share is based on all FDA-approved hydroxyprogesterone caproate TRxs. Data based on Specialty Pharmacy Demand Data; Valuecentric 867 Data; and IQVIA SMART US Edition Integrated View – NSP. 2 Feraheme market share based on IQVIA data and internal analytics. 3 Intrarosa market share based on IQVIA Xponent Plantrak data. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 5

Makena Update Exiting AGx • Sustained IM supply disruption • Loss of IM market share IM market • Increased generic competition FDA scheduled AdCom meeting • FDA to hear from AMAG and experts to PROLONG interpret PROLONG data and inform regulatory decision-making • Tentatively scheduled for Q4-2019 © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 6

VyleesiTM (bremelanotide injection) Approved June 21st Significant Media Coverage Following Approval On Track for National Launch in September Sheryl Kingsberg, a clinical psychologist, said that "the impact of sexual dysfunction on a woman's self-esteem, on her body image, on her self- confidence and on her relationship is profound.” © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 7

Financial Overview

Second Quarter Financial Results Revenue summary ($M) Q2-2019 Q2-2018 • Makena SC auto-injector revenue continues to grow Makena subcutaneous (SC) $41.0 $13.5 – Increased to $41.0M, up 204% over Q2-2018 and 8.5% auto-injector over Q1-2019 Makena intramuscular (IM) – • Makena IM (10.0) 91.8 branded and generic – ($10.0)M related to changes in estimate to prior period reserves Feraheme 42.1 37.7 – Exited IM market in August 2019 • Feraheme growth driven by volume Intrarosa 4.9 3.2 • Intrarosa growth driven by volume and more favorable gross-to-net; revised copay program in 2019, on growth trajectory Total revenues $78.0 $146.2 FINANCIAL OVERVIEW © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 9

Second Quarter Financial Results Operating expense and income/loss summary Three Months Ended June 30, • Decline in CoPS related to decrease in Makena-related amortization, ($M) 2019 2018 partially offset by higher direct CoPS Amortization of intangible assets $3.9 $61.4 • R&D increase primarily related to trials for AMAG-423, ciraparantag Direct cost of product sales 20.4 15.4 and investment in development personnel Total cost of product sales $24.3 $76.8 • SG&A increase primarily due to $50M Makena contingent expense Total R&D expenses $15.0 $11.7 reversal in Q2-2018 and increase in Women’s Health marketing expense in Q2-2019 Fair value of contingent consideration liability — (49.8) • Recorded a one-time non-cash impairment charge of $77.4 million on Other SG&A expenses 77.3 65.7 Makena IM asset (full write off) Total SG&A expenses $77.3 $15.9 – Multiple factors led AMAG to reassess FV of Makena IM asset . IM supply issues and related loss of market share Impairment charges of Makena IM intangible assets 77.4 — . Expected termination of the Prasco agreement and decision to exit AGx Total costs and expenses $194.0 $104.4 IM market . Multiple generic competitors to the IM product – Operating loss of $115.8M includes $77.4M impairment charge and Operating (loss) income ($115.8) $41.9 related $4.8M inventory write-down Adjusted EBITDA ($24.4) $59.7 – Non-GAAP adjusted EBITDA totaled ($24.4)M 1 See slide 24 for a reconciliation of GAAP to non-GAAP financial results. FINANCIAL OVERVIEW © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 10

2019 Financial Guidance1 6-Mos. Original 2019 Guidance Updated August 2019 Guidance ($M) 2019 Actual2 Low Mid High Low Mid High Total revenue $154 $365 $390 $415 $325 $340 $355 GAAP operating loss ($234) ($206) ($191) ($176) ($286) ($281) ($276) Non-GAAP adjusted EBITDA ($51) ($65) ($50) ($35) ($85) ($80) ($75) Updated Guidance: • Stable Makena SC auto-injector revenue Key Assumptions • Continued growth for Feraheme and Intrarosa • Removal of milestone payments due from ciraparantag development partner • Continued investments in Vyleesi, AMAG-423 and ciraparantag 1 See slide 25 for a reconciliation of GAAP to non-GAAP financial guidance. 2 See slide 24 for a reconciliation of GAAP to non-GAAP financial results. FINANCIAL OVERVIEW © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 11

Strong Balance Sheet ($M) 6/30/19 12/31/18 Cash, cash equivalents and investments $2611 $394 Long-term debt: Convertible senior notes (3.25%) due 2022 $320 $320 1 $261M cash balance does not reflect July 2019 $60M milestone payment to Palatin. FINANCIAL OVERVIEW © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 12

Vyleesi Launch – September 2019 13

FDA Approved Vyleesi COMMERCIAL LAUNCH IN SEPTEMBER (not actual size) WOMEN’S HEALTH: VYLEESI © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 14

Early Excitement 1. AWARENESS 2. EVALUATION 3. CONSIDERATION www STAYING on SITE for 500K over 1 minute 80K visitors to + 51% vs. benchmark symptom checker unblush.com VIEWING at least completions 2 pages/session + 62% vs. benchmark WOMEN’S HEALTH: VYLEESI © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 15

On Track for National Launch in September EARLY EXPERIENCE program National LAUNCH ~125 sales representatives on women’s and maternal health salesforce Patients have the opportunity to be among the first to access Vyleesi Sales & marketing teams learn more about the market to refine plans ahead of national launch (not actual size) Call on ~15,000 healthcare professionals WOMEN’S HEALTH: VYLEESI © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 16

Ensuring Access to Vyleesi for Women with HSDD Market Access team focused on securing commercial coverage Launching with copay program: • $0 copay on first Rx • $99 max copay on subsequent refills *Administer subcutaneously as needed at least 45 minutes before anticipated sexual activity. The duration of its effect aft each does is unknown. Do not administer more than one dose within 24 hours or more than 8 doses per month. WOMEN’S HEALTH: VYLEESI © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 17

Ready to Launch Vyleesi in September Bring first FDA-approved as-needed treatment option to premenopausal women with HSDD Driving awareness of HSDD F O C U S O N Fostering conversations between patients and HCPs Differentiating Vyleesi in marketplace WOMEN’S HEALTH: VYLEESI © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 18

Development Pipeline Continues to Progress 19

Strong Progress on Strategic Evolution 2017-2022

Maximizing commercial product opportunities and building the portfolio

	Product	Indication	Phase 1	Phase 2	Phase 3	Regulatory Review	Approved/ Marketed
HEMATOLOGY	Feraheme ferumoxytol injection	Treatment of iron deficiency anemia CKD					
WOMEN'S HEALTHCARE	Makena hydroxyprogesterone caproate injection	Treatment to reduce recurrent preterm birth in certain at-risk women SC autoinjector sNDA					

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

20

Development Pipeline is Progressing Commercial products funding investments in development and launch of new products Regulatory Approved/ Phase 1 Phase 2 Phase 3 Review Marketed Treatment of iron deficiency anemia Anticoagulant reversal agent Ciraparantag (potential for orphan drug designation) HEMATOLOGY Treatment to reduce recurrent preterm birth in certain at-risk women Treatment for moderate to severe dyspareunia (pain during sex) in postmenopausal women TM Treatment of low desire or libido with associated distress (HSDD*) in premenopausal women AMAG-423 Treatment of severe preeclampsia WOMEN’S HEALTHCAREDigoxin Immune (orphan drug designation) Fab (ovine) * HSDD: Hypoactive Sexual Desire Disorder © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 21

AMAG Pharmaceuticals Second Quarter 2019 Financial Results Q&A © 2019 AMAG Pharmaceuticals, Inc. All© rights 2019 reservedAMAG Pharmaceuticals, Inc. All rights reserved 22

Appendix 23

Reconciliation of GAAP to Non-GAAP Financial Results ($M) YTD-2018 YTD-2019 Q2-2018 Q2-2019 GAAP operating income ($8.9) ($233.5) $41.9 ($115.8) Depreciation and intangible asset amortization 114.6 9.1 61.8 4.7 Non-cash inventory step-up adjustments 3.2 -- 1.0 -- Stock-based compensation 9.6 8.7 4.8 4.5 Adjustments to contingent consideration (49.2) -- (49.8) -- Restructuring -- 7.4 -- -- Transaction / acquisition-related costs -- 0.3 -- -- Acquired IPR&D 20.0 74.9 -- -- Asset impairment charges -- 82.2 -- 82.2 Non-GAAP adjusted EBITDA $89.3 ($50.9) $59.7 ($24.4) APPENDIX © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 24

Reconciliation of GAAP to Non-GAAP 2019 Financial Guidance 2019 Financial Guidance ($M) Previous Guidance Revised Guidance Operating loss1 ($206) – ($176) ($286) – ($276) Depreciation & intangible asset amortization 36 18 Stock-based compensation 22 19 Non-cash inventory step up and adjustments to contingent consideration 1 -- Acquired IPR&D 75 75 Restructuring 7 7 Asset impairment charges -- 82 Adjusted EBITDA ($65) – ($35) ($85) – ($75) APPENDIX © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 25

AMAG Pharmaceuticals Second Quarter 2019 Financial Results August 7, 2019 © 2019 AMAG Pharmaceuticals, Inc. All© rights 2019 reservedAMAG Pharmaceuticals, Inc. All rights reserved 26